UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2004

New Century Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Delaware                            333-110474            33-0852169
-------------------------------     ----------            ----------
(State or other jurisdiction        (Commission           (IRS Employer
of incorporation)                   File Number)          Identification No.)

18400 Von Karman, Suite 1000, Irvine, California           92612
------------------------------------------------     ----------------
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (949) 863-7243
                                                   --------------


(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                      -2-


Item 2.01.  Completion of Acquisition or Disposition of Assets
            --------------------------------------------------

Description of the Certificates and the Mortgage Pools

         On August 4, 2004, a single series of certificates, entitled New Century Home Equity Loan Trust, Series 2004-A, Asset Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of July 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among New Century Mortgage Securities, Inc. as depositor (the "Depositor"), Countrywide Home Loans Servicing, LP and GMAC Mortgage Corporation as servicers (the "Servicers"), Federal National Mortgage Association as guarantor with respect to the Group I Class A Certificates (the "Guarantor") and Deutsche Bank National Trust Company (the "Trustee"). The Certificates consist of thirty-eight classes of certificates (collectively, the "Certificates"), designated as the "Class A-I-1 Certificates," the "Class A-I-2 Certificates," the "Class A-I-3 Certificates," the "Class A-I-4 Certificates," the "Class A-I-5 Certificates," the "Class A-I-6 Certificates," the "Class A-I-7 Certificates," the "Class A-I-8 Certificates," the "Class A-I-9 Certificates," the "Class A-II-1 Certificates," the "Class A-II-2 Certificates," the "Class A-II-3 Certificates," the "Class A-II-4 Certificates," the "Class A-II-5 Certificates," the "Class A-II-6 Certificates," the "Class A-II-7 Certificates," the "Class A-II-8 Certificates," the "Class A-II-9 Certificates," the "Class A-III-A Certificates,' the "Class A-III-B1 Certificates," the "Class A-III-B2 Certificates," the "Class M-I-1 Certificates," the "Class M-I-2 Certificates," the "Class M-II Certificates," the "Class M-III Certificates," the "Class B-I Certificates," the "Class B-II Certificates," the "Class B-III Certificates," the "Class CE-I Certificates," the "Class CE-II Certificates," the "Class CE-III Certificates," the "Class P-I Certificates," the "Class P-II Certificates," the "Class P-III Certificates," the "Class R-I Certificates," the "Class R-II Certificates," the "Class R-III Certificates" and the "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $1,676,214,684.30. as of July 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated August 2, 2004 (the "Mortgage Loan Purchase Agreement") among the Depositor and NC Capital Corporation. The Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-I-3 Certificates, Class A-I-4 Certificates, Class A-I-5 Certificates, Class A-I-6 Certificates, Class A-I-7 Certificates, Class A-I-8 Certificates, Class A-I-9 Certificates, Class A-II-1 Certificates, Class A-II-2 Certificates, Class A-II-3 Certificates, Class A-II-4 Certificates, Class A-II-5 Certificates, Class A-II-6 Certificates, the Class A-II-7 Certificates, Class A-II-8 Certificates, Class A-II-9 Certificates, Class A-III-A Certificates, Class A-III-B1 Certificates, Class A-III-B2 Certificates, Class M-I-1 Certificates, Class M-I-2 Certificates, Class M-II Certificates, Class M-III Certificates, Class B-I Certificates, Class B-II Certificates and Class B-III Certificates were sold by the Depositor to Bear, Stearns & Co. Inc. (the "Representative"), pursuant to an Underwriting Agreement, dated August 2, 2004, between the Depositor and the Representative.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:



                                                 Initial Certificate
                   Class                          Principal Balance                 Pass-Through Rate
                   -----                          -----------------                 -----------------
                    A-I-1                            $161,966,000                       Variable

                    A-I-2                            $ 50,274,000                   3.930% per annum

                    A-I-3                            $ 97,679,000                   4.420% per annum

                    A-I-4                            $ 38,048,000                   4.800% per annum

                    A-I-5                            $ 54,747,000                   5.170% per annum

                    A-I-6                            $ 50,372,000                   5.640% per annum

                    A-I-7                            $ 36,901,000                   5.650% per annum

                    A-I-8                            $ 73,135,000                   5.650% per annum

                    A-I-9                            $ 62,569,000                   5.450% per annum

                   A-II-1                            $105,759,000                       Variable

                   A-II-2                            $ 32,918,000                   3.930% per annum

                   A-II-3                            $ 63,881,000                   4.450% per annum

                   A-II-4                            $ 25,302,000                   4.860% per annum

                   A-II-5                            $ 43,020,000                   5.250% per annum

                   A-II-6                            $ 44,977,000                   5.650% per annum

                   A-II-7                            $ 30,825,000                   5.650% per annum

                   A-II-8                            $ 60,496,000                   5.650% per annum

                   A-II-9                            $ 45,242,000                   5.470% per annum

                   A-III-A                           $194,330,000                       Variable

                  A-III-B1                           $173,427,000                       Variable

                  A-III-B2                           $ 84,078,000                       Variable

                    M-I-1                            $ 65,479,000                   5.650% per annum

                    M-I-2                            $ 7,275,000                    5.650% per annum


                                      -3-

                    M-II                             $ 4,763,000                    5.650% per annum

                    M-III                            $ 9,512,000                        Variable

                     B-I                             $ 7,276,000                    5.650% per annum

                    B-II                             $ 4,762,000                    5.650% per annum

                    B-III                            $ 7,134,000                        Variable

                    CE-I                             $ 21,827,003                       Variable

                    CE-II                            $ 14,287,074                       Variable

                   CE-III                            $ 7,135,259                        Variable

                     P-I                                $ 100                              N/A

                    P-II                                $ 100                              N/A

                    P-III                               $ 100                              N/A

                     R-I                                 N/A                               N/A

                    R-II                                 N/A                               N/A

                    R-III                                N/A                               N/A

                     R-X                                 N/A                               N/A

                  The Certificates, other than the Class CE, Class P and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 19, 2004, and the Prospectus Supplement, dated August 2, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE, Class P and Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.










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                                      -4-

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

            (a) Not applicable


            (b) Not applicable

            (c) Exhibits:


            Exhibit No.                     Description
            -----------                     -----------

            4.1 Pooling and Servicing Agreement, dated as of July 1, 2004, by and among New Century Mortgage
                                            Securities, Inc. as Depositor,
                                            Countrywide Home Loans Servicing, LP
                                            and GMAC Mortgage Corporation, as
                                            Servicers, Federal National Mortgage
                                            Association as the guarantor with
                                            respect to the Group I Class A
                                            Certificates and Deutsche Bank
                                            National Trust Company as Trustee,
                                            relating to the Series 2004-A
                                            Certificates.

                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 4, 2004


                                    NEW CENTURY MORTGAGE SECURITIES, INC.

                                    By: /s/ Kevin Cloyd
                                        ---------------------------------
                                    Name:   Kevin Cloyd
                                    Title:  Executive Vice President

                                Index to Exhibits




       Exhibit No.                            Description
       -----------                            -----------

           4.1 Pooling and Servicing Agreement, dated as of July 1, 2004, by and among New Century Mortgage Securities, Inc. as Depositor, Countrywide Home Loans Servicing, LP and GMAC Mortgage Corporation as Servicers, Federal National Mortgage Association as Guarantor and Deutsche Bank National Trust Company as Trustee, relating to the Series 2004-A Certificates.

                                   Exhibit 4.1